                                                                    EXHIBIT 99.1

        CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
  CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                 OCTOBER 2001



                                                         Ending Balance
                                                               10/31/01
                                                      -----------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                               16,523,128
     Accounts receivable                                      5,193,276
     Inventories                                                      -
     Prepaid expenses and other current assets                  724,498
                                                      -----------------
               Total current assets                          22,440,902

Net property, plant and equipment                               591,164

Other assets                                                  7,828,123
                                                      -----------------
                                                             30,860,189
                                                      =================



LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                  0
     Current portion long-term debt                          79,001,468
     Accounts payable                                        35,213,267
     Accrued expenses                                        15,131,268
     Income taxes payable                                     6,497,969
                                                      -----------------
          Total current liabilities                         135,843,972

Current assets in excess of reorganization value             22,334,565


Stockholders' equity (deficiency):
     Common stock                                            17,553,048
     Additional paid in capital                               4,436,788
     Unearned compensation                                     (100,971)
     Retained deficit                                      (148,728,777)
     Cumulative currency translation adjustment                (478,436)
                                                      -----------------
           Total stockholders' equity (deficiency)         (127,318,348)
                                                      -----------------
                                                             30,860,189
                                                      =================

      CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                 OCTOBER 2001




                                                 -----------------------------------
                                                  Month of Oct.            YTD Oct.
                                                       2001                  2001
                                                 -----------------------------------
Net revenue                                                               65,869,367
Cost of sales                                             (25,332)        52,043,225
                                                 -----------------------------------
Gross profit                                               25,332         13,826,142

Selling, general and administrative expenses              846,432         17,950,089
Royalty income                                                  -          5,478,479
Restructuring and other unusual charges                   244,131          3,859,518
                                                 -----------------------------------

Earnings from operations                               (1,065,231)        (2,504,986)

Interest expense                                          558,712         12,238,102
Other (income) expense, net                             3,843,017        (27,219,648)
                                                 -----------------------------------

Net income before income tax                           (5,466,960)        12,476,560

Income tax expense                                          5,425            981,685
                                                 -----------------------------------

Net income                                             (5,472,385)        11,494,875
                                                 ===================================

                     CVEO Corporation f/k/a Converse Inc.
              Schedule of Cash Receipts & Disbursements Form MOR1
                                  $=thousands

                                    Prior Month       Actual       Total
                                    Cumulative      10/1-10/31   Cumulative
CASH RECEIPTS:
Domestic Accounts                      33,502                       33,502
Outlet Stores                           4,740                        4,740
Int'l Distributors                     15,747                       15,747
Royalty Receipts                        3,989                        3,989
Auction Fixed Assets                        -            874           874
Interest Receipts                         175             34           209
Other Receipts                          1,336            373         1,709

   TOTAL RECEIPTS                      59,489          1,281        60,770

DISBURSEMENTS:
Accounts Payable
   Raw Materials                          389                          389
   Duties/Customs                       2,124                        2,124
   Other Disbursements                  8,860            135         8,995
   Traffic                              1,321                        1,321
   Advertising/Mktg                       384                          384
   Player Contracts                       101                          101
   Rent                                   778                          778
   Capital Expenditures                     -                            -
   Float Adjustment                                                      -
                                                                         -
Total Accounts Payable                 13,957            135        14,092
                                                                         -
Foreign Fnshd Gds-L/C                  19,453                       19,453
Payroll/Benefits                       10,193            390        10,583
Tax Payments                            3,947                        3,947
Japan                                     132                          132
Singapore                                 219                          219
Other                                   2,858                        2,858
Restructuring Fees                      3,784            304         4,088

   TOTAL CASH
     DISBURSEMENTS                     54,543            829        55,372

--------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                           4,946            452         5,398
--------------------------------------------------------------------------------



ADD  BA FINANCING                      16,212                       16,212
                                                                         -
LESS BA MATURITY                       26,912                       26,912

                                    Prior Month       Actual       Total
                                    Cumulative      10/1-10/31   Cumulative
----------------------------------------------------------------------------
NET CASH REC/DSB                       (5,754)           452        (5,302)
----------------------------------------------------------------------------


Proceeds Sale of Assets                88,750                       88,750
                                         (566)                        (566)

INTEREST/FEES;
   BANKS                                1,685                        1,685
   NOTEHOLDERS                          1,763            202         1,965
   CONVERTIBLE NOTES                                                     -
   DIP FEE                                643                          643
                                                                         -
BT Loan Payoff                         37,039                       37,039
Secured Notes Payoff                   23,906                       23,906
REVOLVER BALANCE                            -                            -
NET CASH ACTIVITY                      19,722            250        19,972
LETTERS OF CREDIT
          ADD:                          9,686                        9,686
          SUBTRACT:                    19,450                       19,450
TOTAL L/C                              (3,710)                      (3,710)

BA REFINANCING
          ADD:                         16,212                       16,212
          SUBTRACT:                    53,348                       53,348
TOTAL B/A REFINANCING                       -                            -

STANDBY L/C                               919                          919

TOTAL LINE UTILIS./CASH BALANCE        15,093         15,343        15,343
                                 -------------------------------------------